Non-NY -VAIII

-----------------------------------------------------------------------------------------------------------------------------------
                                                     One
                                                   Quarter
                          Small Cap     Index     Growth II    Balanced    Growth I   Asst. Mgr.    Equity    Soc. Resp.   Interntl
                                                                                                    Income
-----------------------------------------------------------------------------------------------------------------------------------
Fund Value                $1,021.97   $1,078.99     $908.26   $1,033.99   $1,017.55   $1,057.55   $1,063.19   $1,033.03   $1,043.60
Fee                           $0.50       $0.51       $0.47       $0.50       $0.50       $0.51       $0.51       $0.50       $0.50
-----------------------------------------------------------------------------------------------------------------------------------
Surr Charge                   $0.00       $0.00       $0.00       $0.00       $0.00       $0.00       $0.00       $0.00       $0.00
Final Value               $1,021.47   $1,078.48     $907.79   $1,033.48   $1,017.05   $1,057.05   $1,062.68   $1,032.53   $1,043.10
Annual Return                 2.147%      7.848%     -9.221%      3.348%      1.705%      5.705%      6.268%      3.253%      4.310%

-----------------------------------------------------------------------------------------------------------------------------------


Calculation of Previous Quarter's  Return


Final Value Quarter One = 1,000 * (31-Dec-96 Unit Value/30-Sep-96 Unit Value) -
 Annual Fee - Surrendrer Charge

Annual Return = Final Value Quarter One/1,000 - 1

-----------------------------------------------------------------------------------------------------------------------------------
Date                     Small Cap    Index       Growth II   Balanced    Growth I    Asst.       Equity      Soc.        Interntl
                                                                                      Mgr.        Income      Resp.
-----------------------------------------------------------------------------------------------------------------------------------
09/30/96                  14.957500   21.043200   16.199400   15.679900   22.819400   16.327100   14.851400   13.767400   11.762700
-----------------------------------------------------------------------------------------------------------------------------------
12/31/96                  15.286100   22.705400   14.713300   16.212800   23.219800   17.266800   15.789800   14.222200   12.275600
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                  Year To
                                                  Date
                         Small Cap    Index       Growth II   Balanced    Growth I    Asst.       Equity      Soc.        Interntl
                                                                                      Mgr.        Income      Resp.
-----------------------------------------------------------------------------------------------------------------------------------
Fund Value                $1,151.82   $1,210.54     $944.13   $1,108.29   $1,133.18   $1,132.17   $1,129.00   $1,112.61   $1,133.14
                      -------------------------------------------------------------------------------------------------------------
Fee                           $0.53       $0.54       $0.48       $0.52       $0.53       $0.53       $0.52       $0.52       $0.53
-----------------------------------------------------------------------------------------------------------------------------------
Surr Charge                   $0.00       $0.00       $0.00       $0.00       $0.00       $0.00       $0.00       $0.00       $0.00
                      -------------------------------------------------------------------------------------------------------------
Final Value               $1,151.29   $1,209.99     $943.65   $1,107.78   $1,132.65   $1,131.65   $1,128.48   $1,112.09   $1,132.61
                      -------------------------------------------------------------------------------------------------------------
Annual Return                15.129%     20.999%     -5.635%     10.778%     13.265%     13.165%     12.848%     11.209%     13.261%

-----------------------------------------------------------------------------------------------------------------------------------


Calculation of Year to Date Return

Final Value Year to Date= 1,000 * (31-Dec-96 Unit Value/31-Dec-95 Unit value) -
 Annual Fee - Surrender Charge

Annual Return =    Final Value Year to Date/1,000 - 1


-----------------------------------------------------------------------------------------------------------------------------------
Date                     Small Cap    Index       Growth II   Balanced    Growth I    Asst.       Equity      Soc.        Interntl
                                                                                      Mgr.        Income      Resp.
-----------------------------------------------------------------------------------------------------------------------------------
12/31/95                  13.271300   18.756500   15.584000   14.628600   20.490900   15.251000   13.985600   12.782700   10.833300
-----------------------------------------------------------------------------------------------------------------------------------
12/31/96                  15.286100   22.705400   14.713300   16.212800   23.219800   17.266800   15.789800   14.222200   12.275600
-----------------------------------------------------------------------------------------------------------------------------------

Separate Account C - Standardized 1 Year Returns

One Year Returns Period Ending 12/31/96

-----------------------------------------------------------------------------------------------------------------------------------
                        Small Cap    Index       Growth II   Balanced    Growth I    Asst.       Equity      Soc.        Interntl
                                                                                      Mgr.        Income      Resp.
-----------------------------------------------------------------------------------------------------------------------------------
Fund Value                $1,151.82   $1,210.54     $944.13   $1,108.29   $1,133.18   $1,132.17   $1,129.00   $1,112.61   $1,133.14
                    ---------------------------------------------------------------------------------------------------------------
Fee                           $0.53       $0.54       $0.48       $0.52       $0.53       $0.53       $0.52       $0.52       $0.53
-----------------------------------------------------------------------------------------------------------------------------------
Surr Charge                   $0.00       $0.00       $0.00       $0.00       $0.00       $0.00       $0.00       $0.00       $0.00
                    ---------------------------------------------------------------------------------------------------------------
Final Value               $1,151.29   $1,209.99     $943.65   $1,107.78   $1,132.65   $1,131.65   $1,128.48   $1,112.09   $1,132.61
                    ---------------------------------------------------------------------------------------------------------------
Annual Return                15.129%     20.999%     -5.635%     10.778%     13.265%     13.165%     12.848%     11.209%     13.261%

-----------------------------------------------------------------------------------------------------------------------------------


Calculation of Annual
 Return

Final Value = 1,000 * (31-Dec-96 Unit Value/31-Dec-95 Unit value) - Annual
 Fee - Surrender Charge

Annual Return = Final Value/1,000 - 1

-----------------------------------------------------------------------------------------------------------------------------------

Date                     Small Cap    Index       Growth II   Balanced    Growth I    Asst.       Equity      Soc.        Interntl
                                                                                      Mgr.        Income      Resp.
-----------------------------------------------------------------------------------------------------------------------------------
12/31/95                  13.271300   18.756500   15.584000   14.628600   20.490900   15.251000   13.985600   12.782700   10.833300
-----------------------------------------------------------------------------------------------------------------------------------
12/31/96                  15.286100   22.705400   14.713300   16.212800   23.219800   17.266800   15.789800   14.222200   12.275600
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                       THREE YEAR RETURNS:
                         Small Cap    Index       Growth II   Balanced    Growth I    Asst.       Equity      Soc.        Interntl
                                                                                      Mgr.        Income      Resp.
-----------------------------------------------------------------------------------------------------------------------------------

One Year                  $1,064.61     $996.75     $976.47     $994.05     $987.84     $927.85   $1,057.85     $956.08
                       ------------------------------------------------------------------------------------------------------------
Fee                           $0.63       $0.61       $0.60       $0.61       $0.60       $0.59       $0.62       $0.59
                       ------------------------------------------------------------------------------------------------------------

Final Value               $1,063.99     $996.14     $975.87     $993.44     $987.24     $927.27   $1,057.22     $955.49
-----------------------------------------------------------------------------------------------------------------------------------
Two Year                  $1,360.12   $1,346.19   $1,264.03   $1,189.01   $1,320.38   $1,071.52   $1,411.13   $1,225.15
                       ------------------------------------------------------------------------------------------------------------

Fee                           $0.66       $0.64       $0.61       $0.60       $0.63       $0.55       $0.68       $0.60
                       ------------------------------------------------------------------------------------------------------------

Final Value               $1,359.46   $1,345.55   $1,263.42   $1,188.41   $1,319.75   $1,070.97   $1,410.46   $1,224.55
-----------------------------------------------------------------------------------------------------------------------------------
Three Year                $1,565.84   $1,628.84   $1,192.83   $1,317.11   $1,495.51   $1,212.53   $1,592.41   $1,362.45
                       ------------------------------------------------------------------------------------------------------------

Fee                           $0.72       $0.73       $0.61       $0.62       $0.69       $0.56       $0.74       $0.64
===================================================================================================================================
Surr Charge                   $0.00       $0.00       $0.00       $0.00       $0.00       $0.00       $0.00       $0.00
                       ------------------------------------------------------------------------------------------------------------

Final Value               $1,565.12   $1,628.11   $1,192.23   $1,316.49   $1,494.82   $1,211.96   $1,591.67   $1,361.81
                       ------------------------------------------------------------------------------------------------------------

Annual Return                16.105%     17.642%      6.036%      9.599%     14.339%      6.618%     16.757%     10.842%  NA
===================================================================================================================================

Calculation of Three Year Return

Final Value Year One = 1,000 * (31-Dec-94 Unit Value/ 31-Dec-93 Unit Value) -
 Annual Fee Year One
Final Value Year Two = 1,000 * (31-Dec-95 Unit Value/ 31-Dec-94 Unit Value) -
 Annual Fee Year Two
Final Value Year Three = 1,000 * (31-Dec-96 Unit Value/ 31-Dec-95 Unit Value) -
 Annual Fee Year Three -Surrender Charge

Annual Return = (Final Value Year Five/1000) * (1/3) - 1

-----------------------------------------------------------------------------------------------------------------------

Date                     Small Cap    Index       Growth II   Balanced    Growth I    Asst.       Equity      Soc.
                                                                                      Mgr.        Income      Resp.
-----------------------------------------------------------------------------------------------------------------------------------
12/31/93                   9.751704   13.924500   12.321200   12.295700   15.509400   14.224100    9.905037   10.427126    0.000000
-----------------------------------------------------------------------------------------------------------------------------------
12/31/94                  10.381800   13.879200   12.031300   12.222500   15.320800   13.197900   10.478000    9.969200    9.862200
-----------------------------------------------------------------------------------------------------------------------------------
12/31/95                  13.271300   18.756500   15.584000   14.628600   20.490900   15.251000   13.985600   12.782700   10.833300
-----------------------------------------------------------------------------------------------------------------------------------
12/31/96                  15.286100   22.705400   14.713300   16.212800   23.219800   17.266800   15.789800   14.222200   12.275600
-----------------------------------------------------------------------------------------------------------------------------------

Separate Account L - Standardized 5 Year Returns

FIVE YEAR RETURNS PERIOD ENDING 12/31/96:

---------------------------------------------------------------------------------------------------------------------------
                             Small Cap    Index       Growth II   Balanced    Growth I    Asst.       Equity      Soc.
                                                                                          Mgr.        Income      Resp.
---------------------------------------------------------------------------------------------------------------------------
One Year                      $1,693.69   $1,056.11     $974.77     $928.26   $1,080.04   $1,105.35   $1,154.81   $1,063.18
                           ------------------------------------------------------------------------------------------------
Fee                               $1.01       $0.77       $0.74       $0.72       $0.78       $0.79       $0.81       $0.77
                           ------------------------------------------------------------------------------------------------
Final Value                   $1,692.68   $1,055.34     $974.03     $927.54   $1,079.27   $1,104.56   $1,154.00   $1,062.41
---------------------------------------------------------------------------------------------------------------------------
Two Year                      $2,812.34   $1,139.99   $1,061.60     $986.72   $1,272.86   $1,321.02   $1,348.73   $1,133.63
                           ------------------------------------------------------------------------------------------------
Fee                               $1.52       $0.74       $0.69       $0.65       $0.79       $0.82       $0.84       $0.74
                           ------------------------------------------------------------------------------------------------
Final Value                   $2,810.83   $1,139.25   $1,060.91     $986.07   $1,272.07   $1,320.21   $1,347.89   $1,132.89
---------------------------------------------------------------------------------------------------------------------------
Three Year                    $2,992.44   $1,135.54   $1,035.95     $980.20   $1,256.60   $1,224.96   $1,425.86   $1,083.13
                           ------------------------------------------------------------------------------------------------
Fee                               $1.76       $0.69       $0.64       $0.60       $0.77       $0.77       $0.84       $0.67
                           ------------------------------------------------------------------------------------------------
Final Value                   $2,990.68   $1,134.85   $1,035.31     $979.61   $1,255.83   $1,224.19   $1,425.01   $1,082.46
---------------------------------------------------------------------------------------------------------------------------
Four Year                     $3,823.06   $1,533.65   $1,341.03   $1,172.45   $1,679.62   $1,414.63   $1,902.05   $1,387.95
                           ------------------------------------------------------------------------------------------------
Fee                               $1.86       $0.73       $0.65       $0.59       $0.80       $0.72       $0.91       $0.68
                           ------------------------------------------------------------------------------------------------
Final Value                   $3,821.20   $1,532.92   $1,340.38   $1,171.86   $1,678.82   $1,413.90   $1,901.14   $1,387.28
---------------------------------------------------------------------------------------------------------------------------
Five Year                     $4,401.31   $1,855.65   $1,265.49   $1,298.77   $1,902.39   $1,600.79   $2,146.39   $1,543.50
                           ------------------------------------------------------------------------------------------------
Fee                               $2.03       $0.84       $0.64       $0.61       $0.88       $0.74       $1.00       $0.72
===========================================================================================================================
Surr Charge                       $0.00       $0.00       $0.00       $0.00       $0.00       $0.00       $0.00       $0.00
                           ------------------------------------------------------------------------------------------------
Final Value                   $4,399.29   $1,854.82   $1,264.85   $1,298.16   $1,901.51   $1,600.04   $2,145.40   $1,542.78
                           ------------------------------------------------------------------------------------------------
Annual Return                    34.486%     13.151%      4.811%      5.358%     13.716%      9.857%     16.493%      9.059%
===========================================================================================================================

Calculation of Five Year Return

Final Value Year One = 1,000 * (31-Dec-92 Unit Value/ 31-Dec-91 Unit Value) -
 Annual Fee Year One
Final Value Year Two = 1,000 * (31-Dec-93 Unit Value/ 31-Dec-92 Unit Value) -
 Annual Fee Year Two
Final Value Year Three = 1,000 * (31-Dec-94 Unit Value/ 31-Dec-93 Unit Value) -
 Annual Fee Year Three
Final Value Year Four = 1,000 * (31-Dec-95 Unit Value/ 31-Dec-94 Unit Value) -
 Annual Fee Year Four
Final Value Year Five = 1,000 * (31-Dec-96 Unit Value/ 31-Dec-95 Unit Value) -
 Annual Fee Year Five - Surrender Charge


Annual Return = (Final Value Year Five/1000) * (1/5) - 1

-----------------------------------------------------------------------------------------------------------------------------------
Date                     Small Cap    Index       Growth II   Balanced    Growth I    Asst.       Equity      Soc.        Interntl
                                                                                      Mgr.        Income      Resp.
-----------------------------------------------------------------------------------------------------------------------------------
12/31/91                   3.465400   12.205700   11.597500   12.451500   12.175900   10.759800    7.338842    9.191348    0.000000
-----------------------------------------------------------------------------------------------------------------------------------
12/31/92                   5.869315   12.890600   11.304900   11.558200   13.150500   11.893300    8.474945    9.772041    0.000000
-----------------------------------------------------------------------------------------------------------------------------------
12/31/93                   9.751704   13.924500   12.321200   12.295700   15.509400   14.224100    9.905037   10.427126    0.000000
-----------------------------------------------------------------------------------------------------------------------------------
12/31/94                  10.381800   13.879200   12.031300   12.222500   15.320800   13.197900   10.478000    9.969200    9.862200
-----------------------------------------------------------------------------------------------------------------------------------
12/31/95                  13.271300   18.756500   15.584000   14.628600   20.490900   15.251000   13.985600   12.782700   10.833300
-----------------------------------------------------------------------------------------------------------------------------------
12/31/96                  15.286100   22.705400   14.713300   16.212800   23.219800   17.266800   15.789800   14.222200   12.275600
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------



 Separate Account L - Standardized 10
 Year

10 Year Returns for Period Ending
 12/31/1996:

---------------------------------------------------------------
                             Growth I     Equity      Soc.
                                          Income      Resp.
---------------------------------------------------------------
Year One                      $1,024.20     $976.81   $1,055.29
                          -------------------------------------
Fee                               $1.28       $1.25       $1.30
                          -------------------------------------
Final Value                   $1,022.93     $975.56   $1,053.99
---------------------------------------------------------------
Year Two                      $1,168.13   $1,182.75   $1,162.51
                          -------------------------------------
Fee                               $1.24       $1.23       $1.26
                          -------------------------------------
Final Value                   $1,166.89   $1,181.53   $1,161.26
---------------------------------------------------------------
Year Three                    $1,516.24   $1,369.86   $1,385.04
                          -------------------------------------
Fee                               $1.37       $1.31       $1.30
                          -------------------------------------
Final Value                   $1,514.87   $1,368.56   $1,383.74
---------------------------------------------------------------
Year Four                     $1,320.98   $1,145.32   $1,424.27
                          -------------------------------------
Fee                               $1.31       $1.16       $1.29
                          -------------------------------------
Final Value                   $1,319.67   $1,144.16   $1,422.97
---------------------------------------------------------------
Year Five                     $1,897.27   $1,485.83   $1,635.31
                          -------------------------------------
Fee                               $1.34       $1.09       $1.27
                          -------------------------------------
Final Value                   $1,895.93   $1,484.73   $1,634.04
---------------------------------------------------------------
Year Six                      $2,047.69   $1,714.58   $1,737.28
                          -------------------------------------
Fee                               $1.48       $1.20       $1.26
                          -------------------------------------
Final Value                   $2,046.21   $1,713.38   $1,736.02
---------------------------------------------------------------
Year Seven                    $2,413.26   $2,002.51   $1,852.40
                          -------------------------------------
Fee                               $1.50       $1.25       $1.21
                          -------------------------------------
Final Value                   $2,411.75   $2,001.25   $1,851.19
---------------------------------------------------------------
Year Eight                    $2,382.43   $2,117.02   $1,769.89
                          -------------------------------------
Fee                               $1.46       $1.25       $1.10
                          -------------------------------------
Final Value                   $2,380.97   $2,115.77   $1,768.79
---------------------------------------------------------------
Year Nine                     $3,184.44   $2,824.04   $2,267.97
                          -------------------------------------
Fee                               $1.52       $1.35       $1.10
                          -------------------------------------
Final Value                   $3,182.92   $2,822.69   $2,266.87
---------------------------------------------------------------
Year Ten                      $3,606.81   $3,186.82   $2,522.15
                          -------------------------------------
Fee                               $1.67       $1.48       $1.18
                          -------------------------------------
Period                           $10.00      $10.00      $10.00
===============================================================
Surr Charge                       $0.00       $0.00       $0.00
                          -------------------------------------
Final Value                   $3,605.14   $3,185.34   $2,520.97
                          -------------------------------------
Annual Return                    13.682%     12.283%      9.687%
===============================================================

Calculation of Ten Year Return

Final Value Year One = 1,000 * (31-Dec-87 Unit Value/ 31-Dec-86 Unit Value) -
 Annual Fee Year One
Final Value Year Two = 1,000 * (31-Dec-88 Unit Value/ 31-Dec-87 Unit Value) -
 Annual Fee Year Two
Final Value Year Three = 1,000 * (31-Dec-89 Unit Value/ 31-Dec-88 Unit Value) -
 Annual Fee Year Three
Final Value Year Four = 1,000 * (31-Dec-90 Unit Value/ 31-Dec-89 Unit Value) -
 Annual Fee Year Four
Final Value Year Five = 1,000 * (31-Dec-91 Unit Value/ 31-Dec-90 Unit Value) -
 Annual Fee Year Five
Final Value Year Six = 1,000 * (31-Dec-92 Unit Value/ 31-Dec-91 Unit Value) -
 Annual Fee Year Six
Final Value Year Seven = 1,000 * (31-Dec-93 Unit Value/ 31-Dec-92 Unit Value) -
 Annual Fee Year Seven
Final Value Year Eight = 1,000 * (31-Dec-94 Unit Value/ 31-Dec-93 Unit Value) -
 Annual Fee Year Eight
Final Value Year Nine = 1,000 * (31-Dec-95 Unit Value/ 31-Dec-94 Unit Value) -
 Annual Fee Year Nine
Final Value Year Ten = 1,000 * (31-Dec-96 Unit Value/ 31-Dec-95 Unit Value) -
 Annual Fee Year Ten - Surrender Charge

Annual Return = (Final Value for Year Ten/1,000) * (1/Ten) - 1

---------------------------------------------------------------
Date                         Growth I     Equity      Soc.
                                          Income      Resp.
---------------------------------------------------------------
12/31/86                       6.390635    4.918136    5.597187
---------------------------------------------------------------
12/31/87                       6.545312    4.804088    5.906645
---------------------------------------------------------------
12/31/88                       7.474411    5.824373    6.514813
---------------------------------------------------------------
12/31/89                       9.712202    6.752771    7.770294
---------------------------------------------------------------
12/31/90                       8.469114    5.651296    7.997875
---------------------------------------------------------------
12/31/91                      12.175900    7.338842    9.191348
---------------------------------------------------------------
12/31/92                      13.150500    8.474945    9.772041
---------------------------------------------------------------
12/31/93                      15.509400    9.905037   10.427126
---------------------------------------------------------------
12/31/94                      15.320800   10.478000    9.969200
---------------------------------------------------------------
12/31/95                      20.490900   13.985600   12.782700
---------------------------------------------------------------
12/31/96                      23.219800   15.789800   14.222200
---------------------------------------------------------------



                                                                  Lifetime
-----------------------------------------------------------------------------------------------------------------------------------
                         Small Cap    Index       Growth II   Balanced    Growth I    Asst.       Equity      Soc.        Interntl
                                                                                      Mgr.        Income      Resp.
-----------------------------------------------------------------------------------------------------------------------------------

Eleven Years Prior                                                        $1,000.25                 $999.25     $964.34
                        -----------------------------------------------------------------------------------------------------------

Fee                                                                           $1.40                   $1.40       $1.37
                        -----------------------------------------------------------------------------------------------------------

Final Value                                                                 $998.85                 $997.85     $962.96
-----------------------------------------------------------------------------------------------------------------------------------

Ten Years Prior                                   $1,070.57               $1,023.03                 $974.71   $1,016.20
                        -----------------------------------------------------------------------------------------------------------

Fee                                                   $1.31                   $1.27                   $1.24       $1.25
                        -----------------------------------------------------------------------------------------------------------
Final Value                                       $1,069.27               $1,021.75                 $973.47   $1,014.95
-----------------------------------------------------------------------------------------------------------------------------------
Nine Years Prior                                  $1,032.04               $1,166.79               $1,180.21   $1,119.46
                        -----------------------------------------------------------------------------------------------------------
Fee                                                   $1.19                   $1.24                   $1.22       $1.21
                        -----------------------------------------------------------------------------------------------------------
Final Value                                       $1,030.85               $1,165.54               $1,178.99   $1,118.25
-----------------------------------------------------------------------------------------------------------------------------------
Eight Years Prior                     $1,013.97   $1,311.86               $1,514.50   $1,004.31   $1,366.92   $1,333.74
                        -----------------------------------------------------------------------------------------------------------
Fee                                       $1.03       $1.20                   $1.37       $1.03       $1.30       $1.25
                        -----------------------------------------------------------------------------------------------------------
Final Value                           $1,012.94   $1,310.66               $1,513.13   $1,003.28   $1,365.62   $1,332.49
-----------------------------------------------------------------------------------------------------------------------------------
Seven Years Prior         $1,016.89     $965.40   $1,278.33               $1,319.46   $1,057.78   $1,142.87   $1,371.52
                        -----------------------------------------------------------------------------------------------------------
Fee                           $0.93       $0.91       $1.19                   $1.31       $0.95       $1.16       $1.25
                        -----------------------------------------------------------------------------------------------------------
Final Value               $1,015.96     $964.48   $1,277.14               $1,318.15   $1,056.83   $1,141.71   $1,370.27
-----------------------------------------------------------------------------------------------------------------------------------
Six Years Prior           $2,607.12   $1,239.79   $1,788.01   $1,245.15   $1,895.09   $1,274.34   $1,482.64   $1,574.75
                        -----------------------------------------------------------------------------------------------------------
Fee                           $1.50       $0.92       $1.27       $0.93       $1.33       $0.97       $1.09       $1.22
                        -----------------------------------------------------------------------------------------------------------
Final Value               $2,605.61   $1,238.88   $1,786.73   $1,244.22   $1,893.75   $1,273.37   $1,481.55   $1,573.52
-----------------------------------------------------------------------------------------------------------------------------------
Five Years Prior          $4,413.10   $1,308.39   $1,741.65   $1,154.95   $2,045.34   $1,407.52   $1,710.90   $1,672.94
                        -----------------------------------------------------------------------------------------------------------
Fee                           $2.63       $0.95       $1.32       $0.90       $1.47       $1.00       $1.19       $1.21
                        -----------------------------------------------------------------------------------------------------------
Final Value               $4,410.47   $1,307.44   $1,740.33   $1,154.06   $2,043.86   $1,406.52   $1,709.71   $1,671.72
-----------------------------------------------------------------------------------------------------------------------------------
Four Years Prior          $7,327.88   $1,412.30   $1,896.79   $1,227.69   $2,410.48   $1,682.16   $1,998.21   $1,783.79
                        -----------------------------------------------------------------------------------------------------------
Fee                           $3.96       $0.92       $1.23       $0.80       $1.50       $1.04       $1.25       $1.16
                        -----------------------------------------------------------------------------------------------------------
Final Value               $7,323.92   $1,411.39   $1,895.56   $1,226.89   $2,408.98   $1,681.12   $1,996.96   $1,782.62
-----------------------------------------------------------------------------------------------------------------------------------
Three Years Prior         $7,797.14   $1,406.80   $1,850.96   $1,219.59   $2,379.69   $1,559.83   $2,112.47   $1,704.33   $1,008.82
                        -----------------------------------------------------------------------------------------------------------
Fee                           $4.59       $0.86       $1.14       $0.74       $1.45       $0.98       $1.25       $1.06       $0.61
                        -----------------------------------------------------------------------------------------------------------
Final Value               $7,792.55   $1,405.94   $1,849.82   $1,218.84   $2,378.23   $1,558.85   $2,111.23   $1,703.28   $1,008.21
-----------------------------------------------------------------------------------------------------------------------------------
Two Years Prior           $9,961.40   $1,900.00   $2,396.06   $1,458.78   $3,180.78   $1,801.35   $2,817.98   $2,183.97   $1,107.49
                        -----------------------------------------------------------------------------------------------------------
Fee                           $4.86       $0.90       $1.16       $0.73       $1.52       $0.92       $1.35       $1.06       $0.58
                        -----------------------------------------------------------------------------------------------------------
Final Value               $9,956.55   $1,899.10   $2,394.89   $1,458.05   $3,179.26   $1,800.43   $2,816.63   $2,182.91   $1,106.91
-----------------------------------------------------------------------------------------------------------------------------------
One Year Prior           $11,468.11   $2,298.92   $2,261.09   $1,615.95   $3,602.66   $2,038.40   $3,179.98   $2,428.73   $1,254.28
                        -----------------------------------------------------------------------------------------------------------
Fee                           $5.28       $1.03       $1.15       $0.76       $1.67       $0.95       $1.48       $1.14       $0.58
                        -----------------------------------------------------------------------------------------------------------
Period                        $6.34       $7.25       $9.12       $5.67      $10.24       $7.32      $10.24      $10.34       $2.76
===================================================================================================================================
Surr Charge                   $0.00       $0.00       $0.00       $0.00       $0.00       $0.00       $0.00       $0.00       $0.00
                        -----------------------------------------------------------------------------------------------------------
Final Value              $11,462.83   $2,297.89   $2,259.94   $1,615.19   $3,600.99   $2,037.45   $3,178.51   $2,427.60   $1,253.69
                        -----------------------------------------------------------------------------------------------------------
Annual Return                46.922%     12.156%      9.351%      8.817%     13.334%     10.206%     11.961%      8.959%      8.549%

===================================================================================================================================



Separate Account L - Standardized Lifetime Returns


Small Cap Fund

Final Value Year One = 1,000 * (31-Dec-90 Unit Value/ 31-Aug-90 Unit Value) -
 Annual Fee Year One
Final Value Year Two = 1,000 * (31-Dec-91 Unit Value/ 31-Dec-90 Unit Value) -
 Annual Fee Year Two
Final Value Year Three = 1,000 * (31-Dec-92 Unit Value/ 31-Dec-91 Unit Value) -
 Annual Fee Year Three
Final Value Year Four = 1,000 * (31-Dec-93 Unit Value/ 31-Dec-92 Unit Value) -
 Annual Fee Year Four
Final Value Year Five = 1,000 * (31-Dec-94 Unit Value/ 31-Dec-93 Unit Value) -
 Annual Fee Year Five
Final Value Year Six = 1,000 * (31-Dec-95 Unit Value/ 31-Dec-94 Unit Value) -
 Annual Fee Year Six
Final Value Year Seven = 1,000 * (31-Dec-96 Unit Value/ 31-Dec-95 Unit Value) -
 Annual Fee Year Seven -Surrender Charge

Annual Return = (Final Value for Last Year/1,000) * (1/Period) - 1

Index

Final Value Year One = 1,000 * (31-Dec-89 Unit Value/ 2-Oct-89 Unit Value) -
 Annual Fee Year One
Final Value Year Two = 1,000 * (31-Dec-90 Unit Value/ 31-Dec-89 Unit Value) -
 Annual Fee Year Two
Final Value Year Three = 1,000 * (31-Dec-91 Unit Value/ 31-Dec-90 Unit Value) -
 Annual Fee Year Three
Final Value Year Four = 1,000 * (31-Dec-92 Unit Value/ 31-Dec-91 Unit Value) -
 Annual Fee Year Four
Final Value Year Five = 1,000 * (31-Dec-93 Unit Value/ 31-Dec-92 Unit Value) -
 Annual Fee Year Five
Final Value Year Six = 1,000 * (31-Dec-94 Unit Value/ 31-Dec-93 Unit Value) -
 Annual Fee Year Six
Final Value Year Seven = 1,000 * (31-Dec-95 Unit Value/ 31-Dec-94 Unit Value) -
 Annual Fee Year Seven
Final Value Year Eight = 1,000 * (31-Dec-96 Unit Value/ 31-Dec-95 Unit Value) -
 Annual Fee Year Eight -Surrender Charge

Annual Return = (Final Value for Last Year/1,000) * (1/Period) - 1

Growth II

Final Value Year One = 1,000 * (31-Dec-87 Unit Value/ 20-Nov-87 Unit Value) -
 Annual Fee Year One
Final Value Year Two = 1,000 * (31-Dec-88 Unit Value/ 31-Dec-87 Unit Value) -
 Annual Fee Year Two
Final Value Year Three = 1,000 * (31-Dec-89 Unit Value/ 31-Dec-88 Unit Value) -
 Annual Fee Year Three
Final Value Year Four = 1,000 * (31-Dec-90 Unit Value/ 31-Dec-89 Unit Value) -
 Annual Fee Year Four
Final Value Year Five = 1,000 * (31-Dec-91 Unit Value/ 31-Dec-90 Unit Value) -
 Annual Fee Year Five
Final Value Year Six = 1,000 * (31-Dec-92 Unit Value/ 31-Dec-91 Unit Value) -
 Annual Fee Year Six
Final Value Year Seven = 1,000 * (31-Dec-93 Unit Value/ 31-Dec-92 Unit Value) -
 Annual Fee Year Seven
Final Value Year Eight = 1,000 * (31-Dec-94 Unit Value/ 31-Dec-93 Unit Value) -
 Annual Fee Year Eight
Final Value Year Nine = 1,000 * (31-Dec-95 Unit Value/ 31-Dec-94 Unit Value) -
 Annual Fee Year Nine
Final Value Year Ten = 1,000 * (31-Dec-96 Unit Value/ 31-Dec-95 Unit Value) -
 Annual Fee Year Ten - Surrender Charge

Annual Return = (Final Value for Last Year/1,000) * (1/Period) - 1


Balanced

Final Value Year One = 1,000 * (31-Dec-91 Unit Value/ 1-May-91 Unit Value) -
 Annual Fee Year One
Final Value Year Two = 1,000 * (31-Dec-92 Unit Value/ 31-Dec-91 Unit Value) -
 Annual Fee Year Two
Final Value Year Three = 1,000 * (31-Dec-93 Unit Value/ 31-Dec-92 Unit Value) -
 Annual Fee Year Three
Final Value Year Four = 1,000 * (31-Dec-94 Unit Value/ 31-Dec-93 Unit Value) -
 Annual Fee Year Four
Final Value Year Five = 1,000 * (31-Dec-95 Unit Value/ 31-Dec-94 Unit Value) -
 Annual Fee Year Five
Final Value Year Six = 1,000 * (31-Dec-96 Unit Value/ 31-Dec-95 Unit Value) -
 Annual Fee Year Six - Surrender Charge

Annual Return = (Final Value for Last Year/1,000) * (1/Period) - 1



Growth I

Final Value Year One = 1,000 * (31-Dec-86 Unit Value/ 9-Oct-86 Unit Value)-
 Annual Fee Year One
Final Value Year Two = 1,000 * (31-Dec-87 Unit Value/ 31-Dec-86 Unit Value) -
 Annual Fee Year Two
Final Value Year Three = 1,000 * (31-Dec-88 Unit Value/ 31-Dec-87 Unit Value) -
 Annual Fee Year Three
Final Value Year Four = 1,000 * (31-Dec-89 Unit Value/ 31-Dec-88 Unit Value) -
 Annual Fee Year Four
Final Value Year Five = 1,000 * (31-Dec-90 Unit Value/ 31-Dec-89 Unit Value) -
 Annual Fee Year Five
Final Value Year Six = 1,000 * (31-Dec-91 Unit Value/ 31-Dec-90 Unit Value) -
 Annual Fee Year Six
Final Value Year Seven = 1,000 * (31-Dec-92 Unit Value/ 31-Dec-91 Unit Value) -
 Annual Fee Year Seven
Final Value Year Eight = 1,000 * (31-Dec-93 Unit Value/ 31-Dec-92 Unit Value) -
 Annual Fee Year Eight
Final Value Year Nine = 1,000 * (31-Dec-94 Unit Value/ 31-Dec-93 Unit Value) -
 Annual Fee Year Nine
Final Value Year Ten = 1,000 * (31-Dec-95 Unit Value/ 31-Dec-94 Unit Value) -
 Annual Fee Year Ten
Final Value Year Eleven = 1,000 * (31-Dec-96 Unit Value/ 31-Dec-95 Unit Value) -
 Annual Fee Year Eleven -Surrender Charge

Annual Return = (Final Value for Last Year/1,000) * (1/Period) - 1



Asset Manager

Final Value Year One = 1,000 * (31-Dec-89 Unit Value/ 6-Sep-89 Unit Value) -
 Annual Fee Year One
Final Value Year Two = 1,000 * (31-Dec-90 Unit Value/ 31-Dec-89 Unit Value) -
 Annual Fee Year Two
Final Value Year Three = 1,000 * (31-Dec-91 Unit Value/ 31-Dec-90 Unit Value) -
 Annual Fee Year Three
Final Value Year Four = 1,000 * (31-Dec-92 Unit Value/ 31-Dec-91 Unit Value) -
 Annual Fee Year Four
Final Value Year Five = 1,000 * (31-Dec-93 Unit Value/ 31-Dec-92 Unit Value) -
 Annual Fee Year Five
Final Value Year Six = 1,000 * (31-Dec-94 Unit Value/ 31-Dec-93 Unit Value) -
 Annual Fee Year Six
Final Value Year Seven = 1,000 * (31-Dec-95 Unit Value/ 31-Dec-94 Unit Value) -
 Annual Fee Year Seven
Final Value Year Eight = 1,000 * (31-Dec-96 Unit Value/ 31-Dec-95 Unit Value) -
 Annual Fee Year Eight -Surrender Charge

Annual Return = (Final Value for Last Year/1,000) * (1/Period) - 1



Equity Income

Final Value Year One = 1,000 * (31-Dec-86 Unit Value/ 9-Oct-86 Unit Value) -
 Annual Fee Year One
Final Value Year Two = 1,000 * (31-Dec-87 Unit Value/ 31-Dec-86 Unit Value) -
 Annual Fee Year Two
Final Value Year Three = 1,000 * (31-Dec-88 Unit Value/ 31-Dec-87 Unit Value) -
 Annual Fee Year Three
Final Value Year Four = 1,000 * (31-Dec-89 Unit Value/ 31-Dec-88 Unit Value) -
 Annual Fee Year Four
Final Value Year Five = 1,000 * (31-Dec-90 Unit Value/ 31-Dec-89 Unit Value) -
 Annual Fee Year Five
Final Value Year Six = 1,000 * (31-Dec-91 Unit Value/ 31-Dec-90 Unit Value) -
 Annual Fee Year Six
Final Value Year Seven = 1,000 * (31-Dec-92 Unit Value/ 31-Dec-91 Unit Value) -
 Annual Fee Year Seven
Final Value Year Eight = 1,000 * (31-Dec-93 Unit Value/ 31-Dec-92 Unit Value) -
 Annual Fee Year Eight
Final Value Year Nine = 1,000 * (31-Dec-94 Unit Value/ 31-Dec-93 Unit Value) -
 Annual Fee Year Nine
Final Value Year Ten = 1,000 * (31-Dec-95 Unit Value/ 31-Dec-94 Unit Value) -
 Annual Fee Year Ten
Final Value Year Eleven = 1,000 * (31-Dec-96 Unit Value/ 31-Dec-95 Unit Value) -
 Annual Fee Year Eleven - Surrender Charge

Annual Return = (Final Value for Last Year/1,000) * (1/Period) - 1





Socially Responsible

Final Value Year One = 1,000 * (31-Dec-86 Unit Value/ 2-Sep-86 Unit Value) -
 Annual Fee Year One
Final Value Year Two = 1,000 * (31-Dec-87 Unit Value/ 31-Dec-86 Unit Value) -
 Annual Fee Year Two
Final Value Year Three = 1,000 * (31-Dec-88 Unit Value/ 31-Dec-87 Unit Value) -
 Annual Fee Year Three
Final Value Year Four = 1,000 * (31-Dec-89 Unit Value/ 31-Dec-88 Unit Value) -
 Annual Fee Year Four
Final Value Year Five = 1,000 * (31-Dec-90 Unit Value/ 31-Dec-89 Unit Value) -
 Annual Fee Year Five
Final Value Year Six = 1,000 * (31-Dec-91 Unit Value/ 31-Dec-90 Unit Value) -
 Annual Fee Year Six
Final Value Year Seven = 1,000 * (31-Dec-92 Unit Value/ 31-Dec-91 Unit Value) -
 Annual Fee Year Seven
Final Value Year Eight = 1,000 * (31-Dec-93 Unit Value/ 31-Dec-92 Unit Value) -
 Annual Fee Year Eight
Final Value Year Nine = 1,000 * (31-Dec-94 Unit Value/ 31-Dec-93 Unit Value) -
 Annual Fee Year Nine
Final Value Year Ten = 1,000 * (31-Dec-95 Unit Value/ 31-Dec-94 Unit Value) -
 Annual Fee Year Ten
Final Value Year Eleven = 1,000 * (31-Dec-96 Unit Value/ 31-Dec-95 Unit Value) -
 Annual Fee Year Eleven - Surrender Charge

Annual Return = (Final Value for Last Year/1,000) * (1/Period) - 1



International


Final Value Year One = 1,000 * (31-Dec-94 Unit Value/ 31-Mar-94 Unit Value) -
 Annual Fee Year One
Final Value Year Two = 1,000 * (31-Dec-95 Unit Value/ 31-Dec-94 Unit Value) -
 Annual Fee Year Two
Final Value Year Three = 1,000 * (31-Dec-96 Unit Value/ 31-Dec-95 Unit Value) -
 Annual Fee Year Three - Surrender Charge

Annual Return = (Final Value for Last Year/1,000) * (1/Period) - 1


----------------------------------------------------------------------------------------------------------------------------------
Date                     Small Cap    Index       Growth II   Balanced    Growth I    Asst.       Equity      Soc.        Interntl
                                                                                      Mgr.        Income      Resp.
-----------------------------------------------------------------------------------------------------------------------------------
Inception Date             08/31/90    10/02/89    11/20/87    05/01/91    10/09/86    09/06/89    10/09/86    09/02/86    03/31/94
-----------------------------------------------------------------------------------------------------------------------------------
Inception Date Unit Value  1.327993    8.066183    5.562404    8.030360    5.247336    7.832084    4.921813    5.804181    9.775967
-----------------------------------------------------------------------------------------------------------------------------------
12/31/86                                                                   6.390635                4.918136    5.597187
-----------------------------------------------------------------------------------------------------------------------------------
12/31/87                                           6.906269                6.545312                4.804088    5.906645
-----------------------------------------------------------------------------------------------------------------------------------
12/31/88                                           6.665810                7.474411                5.824373    6.514813
-----------------------------------------------------------------------------------------------------------------------------------
12/31/89                               9.962900    8.482949                9.712202    8.463502    6.752771    7.770294
-----------------------------------------------------------------------------------------------------------------------------------
12/31/90                   1.350421    9.495300    8.273703                8.469114    8.923285    5.651296    7.997875
-----------------------------------------------------------------------------------------------------------------------------------
12/31/91                   3.465400   12.205700   11.597500   12.451500   12.175900   10.759800    7.338842    9.191348
-----------------------------------------------------------------------------------------------------------------------------------
12/31/92                   5.869315   12.890600   11.304900   11.558200   13.150500   11.893300    8.474945    9.772041
-----------------------------------------------------------------------------------------------------------------------------------
12/31/93                   9.751704   13.924500   12.321200   12.295700   15.509400   14.224100    9.905037   10.427126
-----------------------------------------------------------------------------------------------------------------------------------
12/31/94                  10.381800   13.879200   12.031300   12.222500   15.320800   13.197900   10.478000    9.969200    9.862200
-----------------------------------------------------------------------------------------------------------------------------------
12/31/95                  13.271300   18.756500   15.584000   14.628600   20.490900   15.251000   13.985600   12.782700   10.833300
-----------------------------------------------------------------------------------------------------------------------------------
12/31/96                  15.286100   22.705400   14.713300   16.212800   23.219800   17.266800   15.789800   14.222200   12.275600
-----------------------------------------------------------------------------------------------------------------------------------